Exhibit 99.10


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-F

KEY PERFORMANCE FACTORS
April 30, 1997



        Expected B Maturity                                       09/15/00


        Blended Coupon                                             6.5790%


        Excess Protection Level
          3 Month Average  3.93%
          April, 1997  3.10%
          March, 1997  4.77%
          February, 1997  3.93%


        Cash Yield                                  16.23%


        Investor Charge Offs                        4.55%


        Base Rate                                   8.58%


        Over 35 Day Delinquency                     4.27%


        Seller's Interest                           20.02%


        Total Payment Rate                          12.21%


        Total Principal Balance                     $27,182,850,184.68


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $5,443,222,666.19